Exhibit 99.1
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Form 3 Joint Filer Information

1. Name: Cagan McAfee Capital Partners, LLC
(a) Address: 10600 N. De Anza Blvd., Suite 205, Cupertino, CA 95014
(b) a California Limited Liability Company
(c) Designated Filer: American Ethanol, Inc.
(d) Date of Event Requiring Statement: June 23, 2006
(e) Signatures:

Cagan McAfee Capital Partners, LLC

By: /s/ Eric McAfee
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Name : Eric McAfee
Title: Managing Member

Cagan McAfee Capital Partners, LLC

By: /s/ Laird Cagan
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Name : Laird Cagan
Title: Managing Member

2.   Name: Eric McAfee
(a) Address: 10600 N. De Anza Blvd., Suite 205, Cupertino, CA 95014
(b) Designated Filer: American Ethanol, Inc.
(c) Date of Event Requiring Statement: 06-23-2006
(d) Signature:

/s/ Eric McAfee
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3.   Name: Laird Q. Cagan
(a) Address: 10600 N. De Anza Blvd., Suite 205, Cupertino, CA 95014
(b) Designated Filer: American Ethanol, Inc.
(c) Date of Event Requiring Statement: 06-23-2006
(d) Signature:

/s/ Laird Q. Cagan
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4. Name: Timothy Morris
(a) Address: 203 N. LaSalle Street, Chicago, IL 60601
(b) Designated Filer: American Ethanol, Inc.
(c) Date of Event Requiring Statement: 06-23-2006
(d) Signature:

/s/ Timothy Morris
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5. Name: Janakiram Ajjarapu
(a) Address: 203 N. LaSalle Street, Chicago, IL 60601
(b) Designated Filer: American Ethanol, Inc.
(c) Date of Event Requiring Statement: 06-23-2006
(d) Signature:

/s/ Janakiram Ajjarapu
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6. Name: Surendra K. Ajjarapu
(a) Address: 203 N. LaSalle Street, Chicago, IL 60601
(b) Designated Filer: American Ethanol, Inc.
(c) Date of Event Requiring Statement: 06-23-2006
(d) Signature:

/s/ Surendra K. Ajjarapu
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7. Name: William J. Maender
(a) Address: 203 N. LaSalle Street, Chicago, IL 60601
(b) Designated Filer: American Ethanol, Inc.
(c) Date of Event Requiring Statement: 06-23-2006
(d) Signature:

/s/ William J. Maender
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8. Name: Michael Peterson

(a) Address: 10600 N. De Anza Blvd., Suite 205, Cupertino, CA 95014
(b) Designated Filer: American Ethanol, Inc.
(c) Date of Event Requiring Statement: 06-23-2006
(d) Signature:

/s/ Michael Peterson
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